UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2017

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 16, 2017, the Board of Directors (the “Board”) of Hurco Companies, Inc. (the “Company”) approved and adopted amendments to the Amended and Restated By-laws of the Company, which amendments were effective immediately. The amendments were adopted principally to implement a “plurality-plus” policy related to the election of the Company’s directors. While the Company’s directors will continue to be elected by a plurality of the votes cast, the amendments to the Amended and Restated By-laws will require any incumbent director nominee who does not receive more “for” votes than “withhold” votes in an uncontested election to tender his or her resignation as a director to the Board, subject to acceptance by the Board. The Nominating and Governance Committee of the Board will consider any resignation tendered under this policy and will recommend to the Board whether to accept or reject it, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, within 90 days following the certification of the shareholder direction election at issue, and will promptly issue a press release regarding its decision. If the resignation is not accepted, the director shall continue to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or unless he or she is removed, resigns, dies or becomes so incapacitated he or she can no longer perform any of his or her duties as a director.

The other amendments to the Amended and Restated By-laws were made to reflect: (i) the name of the current registered agent of the Company; and (ii) the current number of directors of the Company, which number may be increased or decreased from time to time.

This summary is not intended to be complete and is qualified in its entirety by reference to the Company’s Amended and Restated By-laws, as amended, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A marked copy of the Company’s Amended and Restated By-laws, showing the amendments adopted on November 16, 2017, is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 17, 2017, the Company issued a press release announcing payment of a cash dividend of $0.10 per share of common stock.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

3.1	Amended and Restated By-laws of the Company, as amended November 16, 2017

3.2	Amended and Restated By-laws of the Company (marked to show the amendments adopted on November 16, 2017)

99.1	Dividend press release dated November 17, 2017

EXHIBIT INDEX

3.1	Amended and Restated By-laws of the Company, as amended November 16, 2017

3.2	Amended and Restated By-laws of the Company (marked to show the amendments adopted on November 16, 2017)

99.1	Dividend press release dated November 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2017

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland, Executive Vice President, Secretary, Treasurer and Chief Financial Officer